EXHIBIT 99.01

                              LETTER OF TRANSMITTAL

                          To Accompany Certificates of
                                 Common Stock of
                                THE LIMITED, INC.

 Tendered pursuant to the Offering Circular-Prospectus dated ____________, 1998

THE EXCHANGE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON ___________, 1998, UNLESS THE EXCHANGE OFFER IS EXTENDED.

           To: First Chicago Trust Company of New York, Exchange Agent

        If by mail:                      If by hand:                  If by overnight delivery:
First Chicago Trust Company      First Chicago Trust Company        First Chicago Trust Company
        of New York                       of New York                        of New York
    Tenders & Exchanges              Tenders & Exchanges                Tenders & Exchanges
        Suite 4660             c/o The Depository Trust Company              Suite 4680
       P.O. Box 2569               55 Water Street, DTC TAD          14 Wall Street, 8th Floor
  Jersey City, New Jersey       Vietnam Veterans Memorial Plaza           New York, New York
        07303-2569                 New York, New York 10041                    10005

                          If by facsimile transmission:
                        (For Eligible Institutions only)
                                 (201) 222-4720
                                       or
                                 (201) 222-4721
                         Facsimile confirmation number:
                                 (201) 222-4707

     BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, YOU WILL HAVE TENDERED SHARES OF LIMITED COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

Box #1

                                   DESCRIPTION OF CERTIFICATE(S)
  ---------------------------------------------------------------------------------------------------
                                                                       Number of
  Name(s) and Address(es) of Registered Holder(s)                       Shares            Number of
   (Please fill in, if blank, exactly as name(s)    Certificate       Represented By        Shares
         appear(s) on stock certificate(s))         Number(s)(*)    Certificate(s)(*)    Tendered(**)
  -----------------------------------------------   ------------    -----------------    ------------



                                                      TOTAL

*  Need not be completed by Book-Entry Holders (see below).

** Unless otherwise indicated in this column, you will be deemed to have tendered all of the shares of Limited Common Stock represented by the certificate(s) indicated in the first column. See Instruction 2 below.



 DELIVERY OF THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT OTHER THAN AS SET
  FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
         THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              LIMITED STOCKHOLDERS SHOULD READ THE ENTIRE LETTER OF
                         TRANSMITTAL CAREFULLY. HOWEVER,
            YOUR ATTENTION IS INVITED IN PARTICULAR TO THE FOLLOWING:

     1. If you want to retain your Limited Common Stock, you do not need to take any action.

     2. If you want to participate in the Exchange Offer and wish to maximize the chance of having The Limited accept for exchange all the shares of Limited Common Stock you are tendering hereby, you should check the box marked "SHARES TENDERED AT EXCHANGE RATIO DETERMINED BY DUTCH AUCTION" in Box #2 below and complete the other portions of this Letter of Transmittal as appropriate.

     3. If you wish to select a specific Exchange Ratio at which you will be tendering your shares of Limited Common Stock, you should select one of the boxes in the section captioned "SHARES TENDERED AT EXCHANGE RATIO DETERMINED BY STOCKHOLDER" in Box #2 below and complete the other portions of this Letter of Transmittal as appropriate.

     IN ANY EVENT, YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING CIRCULAR-PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE INFORMATION AGENT AT THE ADDRESS OR TOLL-FREE NUMBER INDICATED ON PAGE 23.

LADIES AND GENTLEMEN:

     Reference is made to the Offering Circular-Prospectus dated __________, 1998 (the "Offering Circular-Prospectus"), of The Limited, Inc. ("The Limited"), and this Letter of Transmittal which together constitute The Limited's offer (the "Exchange Offer") to exchange up to 43,600,000 shares of Class A common stock, par value $.01 per share (the "A&F Common Stock"), of Abercrombie & Fitch Co. ("A&F"), for shares of common stock, par value $.50 per share (the "Limited Common Stock"), of The Limited that are validly tendered by the Expiration Date and not withdrawn or deemed withdrawn, at an Exchange Ratio not greater than ____ nor less than ______ of a share of A&F Common Stock for each share of Limited Common Stock tendered, upon the terms and subject to the conditions set forth herein and in the Offering Circular-Prospectus. See "Summary", "The Transactions" and "The Exchange Offer" in the Offering Circular-Prospectus. Capitalized terms used herein have the same meanings as in the Offering Circular-Prospectus.

     The Exchange Offer, proration period and withdrawal rights will expire at 12:00 Midnight, New York City time, on __________, 1998 (the "Expiration Date"), unless extended in accordance with applicable law and the terms of the Exchange Offer, in which event the term "Expiration Date" shall mean the latest time and date at which the Exchange Offer, as extended, shall expire.

     Upon the terms and subject to the conditions of the Exchange Offer, I hereby tender to you the shares of Limited Common Stock represented by the certificate(s) described in Box #1 above. Subject to, and effective upon, the acceptance for exchange of such tendered shares of Limited Common Stock, I hereby sell, assign and transfer to you, or upon your order, all right, title and interest in and to such shares. I hereby irrevocably constitute and appoint the Exchange Agent as my true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as your agent) with respect to such tendered shares of Limited Common Stock, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) (i) to deliver stock certificates representing such tendered shares of Limited Common Stock or transfer ownership of such shares on the account books maintained by The Depository Trust Company (the "Book-Entry Transfer Facility"), together, in any such case, with all accompanying evidences of transfer and authenticity, to you or upon your order, upon receipt by the Exchange Agent, as my agent, of shares of A&F Common Stock, to which I am entitled upon the acceptance for exchange by you of such tendered shares of Limited Common Stock;
(ii) to present certificate(s) representing such tendered shares of Limited Common Stock for transfer on your books; and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, all in accordance with the terms of the Exchange Offer. If my tendered shares of Limited Common Stock are accepted for exchange, I will be entitled to receive certificates representing shares of A&F Common Stock ("A&F Certificates").

     I hereby represent and warrant to you that I have full power and authority to tender, sell, assign and transfer the shares of Limited Common Stock that I have tendered and that when such shares are accepted by you for exchange pursuant to the Exchange Offer, you will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such shares of Limited Common Stock will be subject to any adverse claim when you accept such shares for exchange. I will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or you to be necessary or desirable to complete the sale, assignment and transfer of the shares of Limited Common Stock that I have tendered. All authority conferred or agreed to be conferred in this Letter of Transmittal and all of my obligations hereunder shall be binding upon my successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives and shall not be affected by, and shall survive, my death or incapacity. This tender may be withdrawn only in accordance with the procedures set forth in the Offering Circular-Prospectus and the Instructions contained in this Letter of Transmittal.

     I understand that the maximum number of shares of Limited Common Stock which will be accepted for exchange will be that number of shares which, when multiplied by the Final Exchange Ratio, equals 43,600,000 shares of A&F Common Stock. I understand that if more than such maximum number of shares of Limited Common Stock are tendered at Exchange Ratios at or below the Final Exchange Ratio, the Exchange Offer will be oversubscribed, and shares of Limited Common Stock tendered at or below the Final Exchange Ratio will be subject to proration in accordance with the terms set forth in the Offering Circular-Prospectus under "The Exchange Offer--Terms of the Exchange Offer". I understand that, upon acceptance by you of the shares of Limited Common Stock that I have tendered, I will be deemed to have accepted the shares of A&F Common Stock exchanged therefor and will be deemed to have relinquished all rights with respect to the accepted shares of Limited Common Stock.

     I recognize that, under certain circumstances and subject to certain conditions to the Exchange Offer (which you may waive) set forth in the Offering Circular-Prospectus, you may not be required to accept for exchange any of the shares of Limited Common Stock that I have tendered (including any shares of Limited Common Stock tendered after the Expiration Date). Shares of Limited Common Stock delivered to the Exchange Agent and not accepted for exchange will be returned to me as promptly as practicable following expiration or termination of the Exchange Offer at the address set forth on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1) unless otherwise indicated under "Special Delivery Instructions" (Box #6) below.

     I understand that you will, upon the terms and subject to the conditions of the Exchange Offer, conduct the Exchange Offer as a modified "Dutch auction" in which each Limited stockholder has the opportunity to pick an Exchange Ratio within the Exchange Ratio Range (in increments of __________) at which he or she is willing to exchange some or all of his or her Limited Common Stock for shares of A&F Common Stock. I understand that a "Dutch auction" is a competitive bid between me and other Limited stockholders where the Final Exchange Ratio is the lowest bid which would permit the maximum number of the shares of A&F Common Stock owned by The Limited to be exchanged in the Exchange Offer. I also understand that if I wish to maximize the chance of having The Limited accept for exchange all of the shares of Limited Common Stock I am tendering (subject to the possiblity of proration), I am entitled to indicate that I am willing to accept the Exchange Ratio determined by the "Dutch auction" process. See "Box # 2". I understand that all shares of Limited Common Stock properly tendered at Exchange Ratios at or below the Final Exchange Ratio and not withdrawn prior to the Expiration Date will be exchanged at the Final Exchange Ratio, upon the terms and subject to the conditions of the Exchange Offer, including its proration provisions, and that you will return all shares not exchanged pursuant to the Exchange Offer, including shares tendered and not withdrawn prior to the Expiration Date at Exchange Ratios greater than the Final Exchange Ratio and shares not exchanged because of proration. If proration of tendered shares of Limited Common Stock is required, I understand that you do not expect to be able to announce the final proration factor or to commence delivery of any shares of A&F Common Stock pursuant to the Exchange Offer until approximately seven business days after the Expiration Date.

     Unless otherwise indicated under "Special Issuance Instructions" (Box #5) below, please issue (i) the A&F Certificate(s) to which I am entitled, (ii) if applicable, a check in lieu of a fractional share equal to such fraction multiplied by the average gross selling price per share, net of commissions, of A&F Common Stock obtained by the Exchange Agent upon the sale of all fractional shares on behalf of those tendering stockholders of The Limited otherwise entitled to receive fractional shares (a "Fractional Share Check"), and (iii) if applicable, the certificate(s) representing any shares of Limited Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Unless otherwise indicated in the box entitled "Special Delivery Instructions" (Box #6) below, please send (i) the A&F Certificate(s) to which I am entitled,
(ii) if applicable, a Fractional Share Check, in each case issued in the name(s) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1), and (iii) if applicable, the certificate(s) representing any shares of Limited Common Stock not tendered by me or any shares tendered herewith and not accepted for exchange by you (and accompanying documents, as appropriate), in each case to the address(es) of the registered holder(s) shown on the cover page of this Letter of Transmittal under "Description of Certificate(s)" (Box #1). Any shares of Limited Common Stock delivered by book-entry transfer that are not tendered or any shares tendered herewith delivered by book-entry transfer that are not accepted for exchange will be credited to the account at the Book-Entry Transfer Facility. I recognize that you have no obligation pursuant to the "Special Issuance Instructions" to transfer any shares of Limited Common Stock from the name of the registered holder(s) hereof if you do not accept for exchange such shares. If Boxes #5 and #6 entitled "Special Issuance Instructions" and "Special Delivery Instructions" are both completed, please issue (i) the A&F Certificate(s) to which I am entitled, (ii) if applicable, a Fractional Share Check, and (iii) if applicable, the certificate(s) representing any shares of Limited Common Stock not tendered by me or any tendered shares that are not accepted for exchange, in each case in the name(s) of, and mail such certificate(s) and check (and accompanying documents, as appropriate) to, the person(s) so indicated.

     I understand that the delivery and surrender of the shares of Limited Common Stock that I have tendered is not effective, and the risk of loss of the shares of Limited Common Stock (including shares of Limited Common Stock tendered herewith) does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or a manually signed facsimile hereof, duly completed and signed, or an Agent's Message (as defined in the Offering Circular-Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Limited Common Stock") in connection with a book-entry transfer of shares, together with all accompanying evidences of authority in form satisfactory to you and any other required documents. All questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Limited Common Stock will be determined by you in your sole discretion and such determination shall be final and binding upon all tendering stockholders.

     I understand that a tender of shares of Limited Common Stock made pursuant to any method of delivery set forth in the Offering Circular-Prospectus and your acceptance for exchange of such shares pursuant to the procedures described in the Offering Circular-Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Limited Common Stock" and in the Instructions hereto will constitute a binding agreement between us upon the terms and subject to the conditions of the Exchange Offer, including my representation that (i) I own the shares of Limited Common Stock being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act, and (ii) the tender of such shares of Limited Common Stock complies with Rule 14e-4.


                             -----------------------




                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used by tendering stockholders if either (i) the certificate(s) representing shares of Limited Common Stock are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at the Book-Entry Transfer Facility or (ii) guaranteed delivery procedures are being used, according to the procedures set forth in the Offering Circular-Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure". Delivery of documents to the Book-Entry Transfer Facility in accordance with its procedures does not constitute delivery to the Exchange Agent as required by the Offering Circular-Prospectus.

     Holders of Limited Common Stock will receive that fraction of a share of A&F Common Stock represented by the Final Exchange Ratio for each share of Limited Common Stock accepted for exchange. A holder of shares of Limited Common Stock wishing to tender portions of his or her holdings of Limited Common Stock at different Exchange Ratios must complete a separate Letter of Transmittal for each Exchange Ratio at which he or she wishes to tender such portion of his or her shares of Limited Common Stock.

     Participants in The Limited's Stock Purchase Plan or Savings and Retirement Plan may not use this Letter of Transmittal to tender shares of Limited Common Stock held in either Plan. Instead, participants in these Plans must use the separate election forms which will be sent separately.

                             -----------------------


Box #2

         THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

                               CHECK ONLY ONE BOX.

                 IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS
                 CHECKED, THERE IS NO PROPER TENDER OF SHARES OF
                              LIMITED COMMON STOCK.

                        SHARES TENDERED AT EXCHANGE RATIO
                           DETERMINED BY DUTCH AUCTION

   |_| I want to maximize the chance of having The Limited accept for exchange all the shares of Limited Common Stock I am tendering (subject to the possibility of proration). Accordingly, by checking this one box INSTEAD OF ONE OF THE EXCHANGE RATIO BOXES BELOW, I hereby tender shares of Limited Common Stock at, and am willing to accept, the Exchange Ratio resulting from the Dutch auction tender process. This action could result in receiving an Exchange Ratio as low as ___ of a share of A&F Common Stock per share of Limited Common Stock.

                                       OR

                        SHARES TENDERED AT EXCHANGE RATIO
                            DETERMINED BY STOCKHOLDER

[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______
[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______
[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______
[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______
[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______
[ ] _______        [ ] _______     [ ] _______      [ ] _______     [ ] _______



Box #3

THE FOLLOWING MUST BE COMPLETED ONLY IF SHARES OF LIMITED COMMON STOCK HELD IN THE LIMITED'S DIVIDEND REINVESTMENT PLAN ARE TO BE TENDERED. See Instruction 6.

    |_| By checking this box, I represent that I am a participant in The Limited's Dividend Reinvestment Plan and hereby instruct the Plan Administrator to tender on my behalf the following number of shares of Limited Common Stock credited to my Dividend Reinvestment Plan account(s) at the Exchange Ratio indicated in Box #2 of this Letter of
         Transmittal:

                                  ____ shares*

      * I understand and agree that all shares of Limited Common Stock held in my Dividend Reinvestment Plan account(s) will be tendered if the above box is checked and the space above is left blank.



Box #4

         THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

|_| CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF LIMITED COMMON STOCK ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED SHARES OF LIMITED COMMON STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution:____________________________________________

     Account Number at Book-Entry Transfer Facility:___________________________

     Transaction Code Number:__________________________________________________

|_| CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF LIMITED COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instruction 1):

     Name(s) of Registered Holder(s):__________________________________________

     Date of Execution of Notice of Guaranteed Delivery:_______________________

     Window Ticket No. (if any):_______________________________________________

     Name of Institution that Guaranteed Delivery:_____________________________

     If delivered by Book-Entry Transfer,
     Account Number at Book-Entry Transfer Facility:___________________________

     Transaction Code Number:__________________________________________________




            THE FOLLOWING MUST BE COMPLETED BY TENDERING STOCKHOLDERS
               WHO HAVE SPECIAL ISSUANCE OR DELIVERY INSTRUCTIONS.

Box #5

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 4 and 5)

To be completed ONLY if shares of Limited Common Stock not tendered or any shares of Limited Common Stock not accepted for exchange, A&F Certificate(s) and/or any Fractional Share Check issued in connection therewith are to be issued in the name of someone other than the undersigned.


Issue:
(check appropriate box(es)):

|_|   A&F Certificate(s) to:

|_|   Fractional Share Check to:

|_|   Limited Common Stock certificate(s) to:

Name(s):_______________________________________________________________________
                   (Please Print)

_______________________________________________________________________________
                   (Please Print)

Address:_______________________________________________________________________
                                                                 Zip code


_________________________________________________
Employer Identification or Social Security Number



Box #6

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 4 and 5)

To be completed ONLY if shares of Limited Common Stock not tendered or any shares of Limited Common Stock not accepted for exchange, A&F Certificate(s) and/or any Fractional Share Check issued in connection therewith are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown in the box entitled "Description of Certificate(s)" on the cover page of this Letter of Transmittal.

Mail:
(check appropriate box(es)):

|_|   A&F Certificate(s) to:

|_|   Fractional Share Check to:

|_|   Limited Common Stock certificate(s) to:

Name(s):_______________________________________________________________________
                       (Please Print)

_______________________________________________________________________________
                       (Please Print)

Address:_______________________________________________________________________
                                                                    Zip code






Box #7

         THE FOLLOWING MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS.

                           IMPORTANT--PLEASE SIGN HERE

                (Please Complete Substitute Form W-9 on Reverse)
                           (See Instructions 1 and 4)

X______________________________________________________________________________

X______________________________________________________________________________
                            Signature(s) of Owner(s)

In the case of tendering stockholders, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the Limited Common Stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):_______________________________________________________________________

_______________________________________________________________________________
                                 (Please Print)

Capacity:______________________________________________________________________

Address:_______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.:___________________________________________________

Date:________________________________________________, 1998





Box #8

                  THE FOLLOWING MUST BE COMPLETED BY TENDERING
               STOCKHOLDERS WHO ARE REQUIRED TO PROVIDE SIGNATURE
                      GUARANTEES. See Instructions 1 and 4.

                               SIGNATURE GUARANTEE

                     FOR USE BY ELIGIBLE INSTITUTIONS ONLY.
                    PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Signature(s) Guaranteed by an Eligible Institution:____________________________
                                                      (Authorized Signature)

Name:__________________________________________________________________________
                                 (Please Print)

Title:_________________________________________________________________________

Name of Firm:__________________________________________________________________

Address:_______________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone No.:___________________________________________________

Date:_________________________________________________, 1998




Box #9

  THE FOLLOWING MUST BE COMPLETED ONLY IF A SOLICITING DEALER FEE IS TO BE PAID
               IN CONNECTION WITH THIS TENDER. See Instruction 10.

                           NOTICE OF SOLICITED TENDERS

|_| By checking this box, I represent that my tender was affirmatively solicited by the Soliciting Dealer listed below:

Name of Firm:__________________________________________________________________
                                 (Please Print)

Name of Individual Broker or Financial Consultant:_____________________________

Identification Number (if known):______________________________________________

Address:_______________________________________________________________________
                               (Include Zip Code)



                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1.   Delivery of this Letter of Transmittal and Limited Common Stock
     Certificate(s)

     This Letter of Transmittal is to be completed by stockholders if either (i) the certificate(s) representing shares of Limited Common Stock tendered herewith are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for book-entry transfer set forth in the Offering Circular-Prospectus under "The Exchange Offer--Procedures for Tendering Shares of Limited Common Stock" or (ii) the shares of Limited Common Stock will be tendered pursuant to the guaranteed delivery procedures set forth in the Offering Circular-Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure". The certificate(s) representing shares of Limited Common Stock tendered herewith, or confirmation of any book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility of shares of Limited Common Stock tendered electronically, as well as a properly completed and duly executed copy of this Letter of Transmittal or a manually signed facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Date. THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATE(S) REPRESENTING SHARES OF LIMITED COMMON STOCK TENDERED HEREWITH AND ANY OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, BUT, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF CERTIFICATE(S) REPRESENTING SHARES OF LIMITED COMMON STOCK TENDERED HEREWITH ARE SENT BY MAIL IT IS RECOMMENDED THAT TENDERING STOCKHOLDERS USE REGISTERED MAIL, RETURN RECEIPT REQUESTED AND ALLOW SUFFICIENT TIME TO ENSURE TIMELY RECEIPT.

     DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     No alternative, conditional or contingent tenders will be accepted for exchange in the Exchange Offer. All tendering stockholders, by execution of this Letter of Transmittal or a manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their shares of Limited Common Stock for exchange.

     Holders whose stock certificate(s) representing shares of Limited Common Stock are not immediately available or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver their certificate(s) and all other required documents to the Exchange Agent prior to the Expiration Date may tender their shares of Limited Common Stock pursuant to the guaranteed delivery procedure set forth in the Offering Circular-Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure". Pursuant to such procedure: (i) such tender must be made by or through a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by The Limited setting forth the name and address of the holder and the number of shares of Limited Common Stock tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the date of the Notice of Guaranteed Delivery, the certificate(s) representing the shares of Limited Common Stock accompanied by all other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificate(s) representing the shares of Limited Common Stock tendered herewith (or a confirmation of a book-entry transfer of such shares of Limited Common Stock into the Exchange Agent's account at the Book-Entry Transfer Facility as described above), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof) and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required hereby, must be received by the Exchange Agent within three business days after the date of the Notice of Guaranteed Delivery, all as provided in the Offering Circular-Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure".

2. Partial Tenders (Not Applicable to Stockholders who Tender by Book-Entry Transfer); Withdrawals

     If less than all the shares of Limited Common Stock evidenced by any certificate(s) are to be tendered, the tendering holder should fill in the number of shares to be tendered in the part of Box #1 entitled "Number of Shares Tendered". A reissued certificate representing the number of shares of Limited Common Stock not tendered will be issued in the name of, and sent to, such registered holder, unless otherwise indicated under "Special Issuance Instructions" (Box #5) or "Special Delivery Instructions" (Box #6) above, as soon as practicable after the Expiration Date. THE ENTIRE NUMBER OF SHARES OF LIMITED COMMON STOCK REPRESENTED BY ANY CERTIFICATE(S) DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Any tendering holder of shares of Limited Common Stock may withdraw the tender at any time prior to the Expiration Date, and may also withdraw such tender after the expiration of 40 business days from the commencement of the Exchange Offer, unless theretofore accepted for exchange as provided in the Offering Circular-Prospectus.

     To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above and must comply with the requirements set forth in the Offering Circular-Prospectus under "The Exchange Offer--Withdrawal Rights". Withdrawals may not be rescinded, and shares of Limited Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, withdrawn shares of Limited Common Stock may be retendered by again following one of the procedures described in the Offering Circular-Prospectus under the caption "The Exchange Offer--Procedures for Tendering Shares of Limited Common Stock" at any time prior to the Expiration Date.

3. Indication of Exchange Ratio at which Shares of Limited Common Stock are being Tendered

     For shares of Limited Common Stock to be properly tendered, the holder of shares of Limited Common Stock MUST check either (i) the box within Box #2 indicating his or her willingness to accept the Exchange Ratio determined by Dutch auction in the box entitled "Shares Tendered at Exchange Ratio Determined by Dutch Auction" or (ii) the box within Box #2 indicating the fraction of a share of A&F Common Stock that he or she is willing to receive in exchange for a share of Limited Common Stock in the box entitled "Shares Tendered at Exchange Ratio Determined by Stockholder". Tenders at an Exchange Ratio selected by the tendering stockholder may only be made in increments of _____. ONLY ONE BOX MAY BE CHECKED. IF MORE THAN ONE BOX IS CHECKED OR IF NO BOX IS CHECKED, THERE IS NO PROPER TENDER OF SHARES OF LIMITED COMMON STOCK. A holder of shares of Limited Common Stock wishing to tender portions of his or her Limited Common Stock at different Exchange Ratios must complete a separate Letter of Transmittal for each Exchange Ratio at which he or she wishes to tender such portion of his or her Limited Common Stock. The same shares of Limited Common Stock cannot be tendered (unless previously properly withdrawn as provided in the Offering Circular-Prospectus under the caption "The Exchange Offer--Withdrawal Rights") at more than one Exchange Ratio. Holders of shares of Limited Common Stock who wish to maximize the chance that their shares will be exchanged at the relevant Final Exchange Ratio may check the box within Box #2 marked "Shares Tendered at Exchange Ratio Determined by Dutch Auction". Checking this box may result in an Exchange Ratio equal to the Minimum Exchange Ratio of ____ of a share of A&F Common Stock per share of Limited Common Stock.

4. Signatures on this Letter of Transmittal; Stock Powers and Endorsements; Guarantee of Signatures

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Limited Common Stock tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) representing the shares of Limited Common Stock without alteration, enlargement or any other change whatsoever.

     If any of the shares of Limited Common Stock tendered hereby are registered in the name of two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered shares of Limited Common Stock are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the shares of Limited Common Stock listed and tendered hereby, no endorsements of certificates or separate stock powers are required, unless A&F Certificate(s) are to be issued, or certificate(s) for any untendered shares of Limited Common Stock or for any shares of Limited Common Stock not accepted for exchange are to be reissued, in the name of a person other than the registered holder(s), in which case, the stock certificate(s) evidencing the shares of Limited Common Stock tendered hereby must be endorsed or accompanied by appropriate stock power(s), in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on such stock certificate(s). Signatures on such stock certificate(s) and stock power(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the shares of Limited Common Stock listed and tendered hereby, the certificate(s) representing such shares of Limited Common Stock must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s), and such signatures must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to The Limited of their authority so to act must be submitted.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the shares of Limited Common Stock are tendered: (i) by a registered holder of such shares of Limited Common Stock (which term, for purposes of this Letter of Transmittal, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of shares of Limited Common Stock) who has not completed the box entitled "Special Issuance Instructions" (Box #5) or "Special Delivery Instructions" (Box #6) of this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

5.   Special Issuance and Delivery Instructions

     Tendering holders should indicate in the box entitled "Special Issuance Instructions" (Box #5) or "Special Delivery Instructions" (Box #6), as applicable, the name and address to which A&F Certificate(s), a Fractional Share Check, if any, and/or substitute certificate(s) for shares of Limited Common Stock not tendered or any shares of Limited Common Stock not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

6.   Participants in the Dividend Reinvestment Plan of The Limited

     If a tendering stockholder desires to have tendered pursuant to the Exchange Offer shares of Limited Common Stock credited to the stockholder's account under The Limited's Dividend Reinvestment Plan, Box #3 should be completed. A participant in the Dividend Reinvestment Plan wishing to tender portions of such participant's shares of Limited Common Stock in the Dividend Reinvestment Plan at different prices must complete a separate Letter of Transmittal for each price at which such participant wishes to tender each such portion of such participant's shares.

     If a stockholder authorizes a tender of shares of Limited Common Stock held in the Dividend Reinvestment Plan, all such shares credited to such stockholder's account(s), including fractional shares, will be tendered, unless otherwise specified in the appropriate space in Box #3. In the event that Box #3 is not completed, no shares of Limited Common Stock held in the tendering stockholder's account will be tendered.

     PARTICIPANTS IN THE STOCK PURCHASE PLAN OR THE SAVINGS AND RETIREMENT PLAN OF THE LIMITED MAY NOT USE THIS LETTER OF TRANSMITTAL TO DIRECT THE TENDER OF SHARES OF LIMITED COMMON STOCK, BUT MUST USE THE SEPARATE ELECTION FORM SENT TO THEM.

7.   Stock Transfer Taxes

     The Limited will pay all stock transfer taxes, if any, payable on the transfer to it of shares of Limited Common Stock and the transfer to tendering stockholders of shares of A&F Common Stock pursuant to the Exchange Offer. If, however, the exchange of shares is to be made to, or (in the circumstances permitted by the Exchange Offer) if shares of Limited Common Stock that are not tendered or not accepted for exchange are to be registered in the name of or delivered to any person other than the registered owner, or if tendered certificates are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of all stock transfer taxes, if any (whether imposed on the registered owner or such other person), payable on account of the transfer to such person must be paid by the tendering stockholder unless evidence satisfactory to The Limited of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) representing shares of Limited Common Stock listed in this Letter of Transmittal.

8.   Mutilated, Lost, Stolen or Destroyed Limited Common Stock Certificates

     If any certificate representing shares of Limited Common Stock has been mutilated, destroyed, lost or stolen, the stockholder must (i) furnish to the Exchange Agent evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of such certificate, (ii) furnish to the Exchange Agent indemnity, satisfactory to it in its discretion, and (iii) comply with such other reasonable requirements as the Exchange Agent may prescribe. Any holder whose stock certificate representing shares of Limited Common Stock has been mutilated, destroyed, lost or stolen should promptly contact the Exchange Agent at the address indicated above for further instructions.

9.   Questions and Requests for Assistance or Additional Copies

     Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the Offering Circular-Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery, may be directed to the Information Agent at the address indicated below. Additional copies of the Offering Circular-Prospectus, this Letter of Transmittal or the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Managers.

10.  Solicited Tenders

     The Limited will pay a solicitation fee of $1.00 per share, up to a maximum of 1,000 shares, for each share of Limited Common Stock tendered and accepted for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in the box captioned "Notice of Solicited Tenders," as having solicited and obtained the tender, the name of (i) any broker or dealer in securities which is a member of any national securities exchange in the United States or of the National Association of Securities Dealers, Inc. or (ii) any bank or trust company located in the United States (each, a "Soliciting Dealer"), except that no solicitation fee shall be payable
(i) in connection with a tender of Limited Common Stock by a stockholder (x) tendering more than 10,000 shares of Limited Common Stock or (y) tendering from a country outside of the United States or (ii) to the Dealer Managers. In addition, Soliciting Dealers are not entitled to a fee with respect to shares of Limited Common Stock beneficially owned by such Soliciting Dealer or with respect to any shares that are registered in the name of a Soliciting Dealer unless such shares are held by such Soliciting Dealer as nominee and are tendered for the benefit of beneficial holders identified in this Letter of Transmittal. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a tendering holder (other than itself). No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of The Limited, the Exchange Agent, the Information Agent or the Dealer Managers for purposes of the Exchange Offer.

     In order for a Soliciting Dealer to receive a solicitation fee with respect to the tender of shares of Limited Common Stock, the Exchange Agent must have received a properly completed and duly executed Letter of Transmittal (including a completed box entitled "Notice of Solicited Tenders" (Box #9)).

     The acceptance of compensation by the Soliciting Dealer listed in "Notice of Solicited Tenders" (Box #9) will constitute a representation by such Soliciting Dealer that: (i) it has complied with the applicable requirements of the Securities Exchange Act of 1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Offering Circular-Prospectus and this Letter of Transmittal, and (iii) in soliciting tenders of shares of Limited Common Stock, it has used no soliciting materials other than those furnished by The Limited.

11.  Important Tax Information; Substitute Form W-9

     Federal income tax law requires that a holder whose tendered shares of Limited Common Stock are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9 below, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS") in addition to backup withholding in an amount equal to 31% of the cash proceeds received in lieu of fractional shares of A&F Common Stock resulting from the Exchange Offer if such amount equals or exceeds $20.

     Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     To prevent backup withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that he or she is subject to backup withholding as a result of the failure to report all interest or dividends or (iii) the IRS has notified the holder that he or she is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holders must submit a statement signed under penalty of perjury attesting to such exempt status. Such statements may be obtained from the Exchange Agent. If the certificate(s) representing shares of Limited Common Stock are in more than one name or are not in the name of the actual owner, consult the enclosed guidelines for information on which TIN to report. If you do not have a TIN, consult the enclosed guidelines for instructions of applying for a TIN, check the box in Part 2 of the Substitute Form W-9 (Box #10), and complete the Certification of Awaiting Taxpayer Identification Number (Box #11) in order to avoid backup withholding. Notwithstanding that the box in Part 2 of Box #10 is checked and the Certification of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent, and if the TIN is provided within 60 days, such amount will be refunded.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any such cash payments made in lieu of fractional shares of A&F Common Stock to the stockholder or other payee if such amount equals or exceeds $20. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     Holders of shares of Limited Common Stock who acquired their shares at different times may have different tax bases in their shares of Limited Common Stock, and should consult with their tax advisors as to the possibility of identifying the specific shares of Limited Common Stock surrendered in the Exchange Offer in order to establish the basis of the shares of A&F Common Stock issued in exchange for shares of Limited Common Stock surrendered.



       THE FOLLOWING BOXES MUST BE COMPLETED BY ALL TENDERING STOCKHOLDERS

                              (See Instruction 11)

              PAYOR'S NAME: FIRST CHICAGO TRUST COMPANY OF NEW YORK

Box #10

SUBSTITUTE               Part 1--PLEASE PROVIDE YOUR      Social security number
                         TIN IN THE BOX AT RIGHT AND           or employer
                         CERTIFY BY SIGNING AND            identification number
                         DATING BELOW.
Form W-9
Department of the        Part 2--Awaiting TIN |_|
Treasury
Internal Revenue Service

Payor's Request for
Taxpayer Identification
Number (TIN)

CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of the failure to report all interest or dividends or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

Signature_____________________________________  Date___________________________

You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.


Box #11

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either that (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a taxpayer identification number within sixty
(60) days.

Signature_____________________________________  Date___________________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payor--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.


                                Give the                                                          Give the EMPLOYER
                                SOCIAL SECURITY                                                   IDENTIFICATION
For this type of account:       number of--                         For this type of account:     number of--
------------------------------- ------------------------------      ----------------------------- -------------------------------

1. An individual's account      The individual                      9. A valid trust, estate, or  The legal entity (Do not furnish
                                                                       pension trust              the identifying number of the
                                                                                                  personal representative or
                                                                                                  trustee unless the legal entity
                                                                                                  itself is not designated in the
                                                                                                  account title.)(5)

2. Two or more individuals      The actual owner of the             10. Corporate account         The corporation
   (joint account)              account or, if combined funds,
                                the first individual on the
                                account(1)

3. Husband and wife (joint      The actual owner of the             11. Religious, charitable,    The organization
   account)                     account or, if joint funds, either      educational
                                person(1)                               organization account

4. Custodian account of a       The minor(2)                        12. Partnership account       The partnership
   minor (Uniform Gift to                                               held in the name of the
   Minors Act)                                                          business

5. Adult and minor (joint       The adult or, if the minor is the   13. Association,club, or      The organization
   account)                     only contributor, the minor(1)          other tax-exempt
                                                                        organization

6. Account in the name of       The ward, minor, or                 14. A broker or registered    The broker or nominee
   guardian or committee for a  incompetent person(3)                   nominee
   designated ward, minor, or
   incompetent person

7. a. The usual revocable       The grantor-trustee(1)              15. Account with the          The public entity
   savings trust account                                                Department of
   (grantor is also trustee)                                            Agriculture in the name
                                                                        of a public entity (such
                                                                        as a State or local
                                                                        government, school
                                                                        district, or prison) that
                                                                        receives agricultural
                                                                        program payments
   b. So-called trust account   The actual owner(1)
   that is not a legal or valid
   trust under State law

8. Sole proprietorship account The owner(4)

------------------
(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.



             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

Obtaining a Number

     If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service.

     To complete Substitute Form W-9 if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

     Payees specifically exempted from backup withholding on ALL payments include the following:

     o    A corporation.

     o    A financial institution.

     o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).

     o The United States or any agency or instrumentality thereof.

     o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

     o A foreign government or a political subdivision, agency or instrumentality thereof.

     o An international organization or any agency or instrumentality thereof.

     o A registered dealer in securities or commodities registered in the United States or a possession of the United States.

     o An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1).

     o    A real estate investment trust.

     o    A common trust fund operated by a bank under
          section 584(a).

     o An entity registered at all times during the tax year under the Investment Company Act of 1940.

     o    A foreign central bank of issue.

     Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     o Payments to nonresident aliens subject to withholding under section 1441.

     o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.

     o Payments of patronage dividends where the amount received is not paid in money.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

     Payments of interest not generally subject to backup withholding include the following:

     o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     o Payments described in section 6049(b)(5) to nonresident aliens.

     o    Payments on tax-free covenant bonds under section
          1451.

     o    Payments made by certain foreign organizations.

     o    Payments made to a nominee.

     Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR.

     Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice

     Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

     (1) Penalty For Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

     (2) Criminal Penalty For False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

     (3) Civil Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE



                The Information Agent for the Exchange Offer is:

                              D.F. KING & CO., INC.
                                 77 Water Street
                               New York, NY 10005

                          Call Collect: (212) 269-5550
                                       or
                         Call Toll-Free: (800) 549-6864

                 The Dealer Managers for the Exchange Offer are:

                              GOLDMAN, SACHS & CO.
                                 85 Broad Street
                               New York, NY 10004

                         Call Toll-Free: (800) 323-5678